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                                                                  EXHIBIT 10.26





                             AMENDMENT NUMBER FOUR
                                      AND
                               WAIVER AND CONSENT
                                       TO
                          LOAN AND SECURITY AGREEMENT

         This AMENDMENT NUMBER FOUR AND WAIVER AND CONSENT TO LOAN AND SECURITY AGREEMENT (this "Amendment, Consent and Waiver") is entered into as of October 24, 2000, among DEVX ENERGY, INC., formerly known as Queen Sand Resources, Inc., a corporation formed under the laws of the State of Delaware ("DEVX"); DEVX ENERGY, INC., formerly known as Queen Sand Resources, Inc., a corporation formed under the laws of the State of Nevada (the "Borrower"); each of the lenders that is a signatory hereto (individually, a "Lender" and, collectively, the "Lenders"); FOOTHILL CAPITAL CORPORATION, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"); and ABLECO FINANCE LLC, as collateral agent for the Lenders (in such capacity, the "Collateral Agent"), with reference to the following facts:

         A. DEVX, Borrower, the Lenders signatory thereto, Administrative Agent and Collateral Agent, heretofore have entered into that certain Amended and Restated Credit Agreement, dated as of October 22, 1999, as amended by that certain Amendment Number One to Loan and Security Agreement dated as of May 23, 2000, as further amended by that certain Amendment Number Two to Loan and Security Agreement dated as of June 21, 2000, and as further amended by that certain Amendment Number Three to Amended and Restated Credit Agreement dated as of September 19, 2000 (as heretofore amended, supplemented, or otherwise modified, the "Agreement");

         B. DEVX has entered into the Recapitalization Agreement (as defined herein) with the holders of DEVX's Series A preferred stock, Series C preferred stock and common stock repricing rights in which these holders have agreed to exchange all their current holdings of DEVX equity for 732,500 shares of DEVX common stock after giving effect to a 156 to 1 reverse split (the "Share Exchange"). The Recapitalization Agreement is subject to, among other things, (i) DEVX completing an Equity Offering generating net proceeds to DEVX of not less than $50 million on or before October 31, 2000 and (ii) DEVX repurchasing at least $75 million of original principal amount of its Senior Notes. DEVX intends to use a portion of the proceeds of the Equity Offering to finance the repurchase of the Senior Notes.

         C. The Share Exchange and Equity Offering contemplated by the Recapitalization Agreement may, upon implementation, each constitute a Change of Control as defined under Article I,
                  Section 1.02 of the Agreement. Article IX, Section 9.21 of the Agreement prohibits the repayment of the principal portion of the Senior Notes.

         D. Accordingly, DEVX and the Borrower have requested that the Lenders (i) waive any non-compliance with the terms and provisions of the Agreement as a result of the repurchase of the Senior Notes from the proceeds of the Equity Offering and the implementation of the Share Exchange as contemplated by the Recapitalization Agreement, (ii) amend the definition in the Agreement of the term Change of Control to permit implementation of the Share Exchange and the Equity Offering as contemplated by the Recapitalization Agreement without triggering

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                  a default under the Agreement, (iii) acknowledge and agree that the amounts received by DEVX under the Equity Offering contemplated by the Recapitalization Agreement will be applied first to the repurchase of the Senior Notes and second to the prepayment of any of the Loans or other amounts payable under the Agreement (provided that (i) no reduction in the Aggregate Commitments shall result solely from any of the foregoing events and transactions, and (ii) any such prepayment of Loans may be reborrowed during the Revolving Credit Period subject to the then effective Aggregate Commitments in accordance with Section 2.07(d) of the Agreement), and (iv) waive any non-compliance with the terms of the Loan Documents as a result of certain corporate name changes of the Obligors as more particularly described herein.

         E. The Lenders are willing to consent to such requests subject to the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the above recitals and the mutual premises contained herein, the Lenders signatory hereto, the Administrative Agent, the Collateral Agent, DEVX and Borrower hereby agree as follows:

                  1.       Definitions for this Amendment.

                  Any and all initially capitalized terms used herein shall have the meanings ascribed thereto in the Agreement, as amended hereby. For purposes of this Amendment, Consent and Waiver only, the following initially capitalized terms shall have the following meanings:

                  "Share Exchange" has the meaning set forth in Recital B hereof.

                  2.       Amendments to the Agreement.

                           a. The following is added to Section 1.02 of the Agreement between the terms Rating Agencies and Reference Bank.

                                    "Recapitalization Agreement" shall mean the agreement dated as of July 17, 2000 and entered into by and among QSRD and Joint Energy Development Investments Limited Partnership, Marshall Capital Management, Inc. (fka as "Proprietary Convertible Investment Group, Inc."), Stark International, Shepherd Investments
                                    International, Ltd., Westover Investments
                                    L.P., Montrose Investments L.P., Palisades
                                    Capital, Inc., JNC Opportunity Fund Ltd.,
                                    Diversified Strategies Fund L.P., KA
                                    Investments, LDC, Sovereign Partners, L.P.,
                                    Advantage (Bermuda) Fund, Ltd., Canadian
                                    Advantage, L.P., and Dominion Capital Fund
                                    Ltd., in the form of Exhibit RA-1 attached hereto.

                           b.       The Definition of Change of Control in
                           Section 1.02 of the Agreement is amended by inserting, immediately after subparagraph (c) thereof the following proviso:



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                                            "; provided that no Change of
                                      Control shall be deemed to have occurred under any of the foregoing subparagraphs
                                      (a) or (b) as a result of or in
                                      connection with the exchange of all
                                      outstanding shares of Series A preferred stock, Series C preferred stock and common stock repricing rights of QSRD for shares of common stock of QSRD or the Equity Offering as contemplated by the Recapitalization Agreement or any change in the composition of the Board of Directors of QSRD resulting therefrom."

                           c. The exhibits to the Agreement are hereby amended by adding immediately after Exhibit T-1 thereto a new Exhibit RA-1, such Exhibit RA-1 to read as Exhibit RA-1 attached to this Agreement, Consent and Waiver.

                           d. The Agreement and the other Loan Documents are hereby modified and amended such that all references contained therein to (i) Queen Sand Resources, Inc., a Delaware corporation shall be and be deemed to be references to DevX Energy, Inc., a Delaware corporation, (ii) Queen Sand Resources, Inc., a Nevada corporation shall be and be deemed to be references to DevX Energy, Inc., a Nevada corporation, and (iii) Queen Sand Operating Co., a Nevada corporation shall be and be deemed to be references to DevX Operating Company, a Nevada corporation.

                  3. Consent to Repurchase of Senior Notes and Application of Proceeds. The Lenders hereby waive any non-compliance with the terms and provisions of Sections 9.04, 9.16, 9.20 and 9.21 of the Agreement,
Section 5.1 of the Security Agreement and any similar provision in any Loan Document limiting or restricting the ability of any Obligor to change its name and any Default resulting from any of the foregoing or under Section 10.01(k) of the Agreement with respect to, and hereby acknowledge and consent to (i) the repurchase of the Senior Notes as contemplated by the Recapitalization Agreement provided that such repurchase is financed entirely by the proceeds of the Equity Offering described in the Recapitalization Agreement, (ii) the Share Exchange as contemplated by the terms of the Recapitalization Agreement, and
(iii) the change of the corporate name of (a) Queen Sand Resources, Inc., a Delaware corporation to DevX Energy, Inc., a Delaware corporation, (b) Queen Sand Resources, Inc., a Nevada corporation to DevX Energy, Inc., a Nevada corporation, and (c) Queen Sand Operating Co., a Nevada corporation to DevX Operating Company, a Nevada corporation. The Lenders hereby also consent, acknowledge and agree that the net proceeds received by DEVX under the Equity Offering contemplated by the Recapitalization Agreement shall be applied first to the repurchase of the Senior Notes and second to the prepayment of any of the Loans or other amounts payable under the Agreement (provided that (i) no reduction in the Aggregate Commitments shall result solely from any of the foregoing events and transactions, and (ii) any such prepayment of Loans may be reborrowed during the Revolving Credit Period subject to the then effective Aggregate Commitments in accordance with Section 2.07(d) of the Agreement). Such waiver, consent and agreement as provided herein is specific in time and in intent and does not constitute, nor should it be construed as constituting, except to the extent expressly set forth herein, a waiver or modification of any term of, or right, power, or privilege under, the Agreement, the other Loan Documents, or any agreement, contract, indenture, documents, or instrument mentioned therein. Nothing herein constitutes a waiver of any Event of Default except as expressly set out herein. Such waiver does not preclude any exercise or further exercise of any other right, power, or privilege under any Loan Document.



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                  4.       Conditions Precedent to the Effectiveness of this
Amendment and Waiver.

                  The effectiveness of this Amendment, Consent and Waiver is subject to the fulfillment, to the satisfaction of Agents and their counsel, of each of the following conditions:

                           a. Completion of the Share Exchange and Equity Offering contemplated by the Recapitalization Agreement on or before October 31, 2000 or such extended date as may be agreed to by the parties to the Recapitalization Agreement; provided that any extension of the completion of such Share Exchange and Equity Offering beyond January 31, 2001 shall require the written consent of the Agents.

                           b. Collateral Agent shall have received each of the following documents, in form and substance satisfactory to Collateral Agent and its counsel, duly executed, and each such document shall be in full force and effect:

                           (i)      this Amendment, Consent and Waiver;

                           (ii)     the Reaffirmation and Consent (as
                                    hereinafter defined); and

                           (iii) a certificate executed by a Responsible Officer of Borrower certifying that no Event of Default has occurred and is continuing.

                           (c)      The representations and warranties in
                                    Section 5 of this Amendment, Consent and
                                    Waiver, the Agreement as amended by Section
                                    2 of this Amendment, Consent and Waiver, and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                           (d) After giving effect hereto, no Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

                           (e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, DEVX, any Subsidiary Guarantor, any Lender, Collateral Agent, Administrative Agent, or any of their Affiliates;

                           (f) No material adverse change shall have occurred in the financial condition of Borrower, DEVX, any Subsidiary Guarantor, or in the value of the Collateral; and



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                           (g)      All other documents and legal matters in
                                    connection with the transactions
                                    contemplated by this Amendment, Consent and Waiver shall have been delivered or executed or recorded and shall be in form and substance reasonably satisfactory to Collateral Agent and its counsel.

                  5. Representations, Warranties and Covenants. Each of DEVX and the Borrower hereby represents and warrants to the Agents and the Lenders that: (a) the execution, delivery, and performance of this Amendment, Consent and Waiver and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; and (b) this Amendment, Consent and Waiver and the Agreement, as amended by this Amendment, constitute the legal, valid, and binding obligation of each of DEVX and the Borrower, enforceable against each of DEVX and the Borrower in accordance with their terms. Promptly upon request by Collateral Agent, DevX and Borrower shall, and shall cause each current Subsidiary Guarantor to execute and deliver such financing statement amendments and other modifications, amendments and supplements to the Security Instruments reasonably required to maintain the perfection and priority of the Liens of the Lenders on the Collateral in light of the corporate name changes of certain of the Obligors described herein.

                  6. Reaffirmation and Consent. Concurrently herewith, DEVX and the Borrower shall cause each current Subsidiary Guarantor to execute and deliver to the Agents the Reaffirmation and Consent attached hereto as Exhibit D (the Reaffirmation and Consent).

                  7.       Choice of Law and Venue; Jury Trial Waiver. Section
12.13 of the Agreement is incorporated herein by this reference as though fully set forth herein.

                  8.       Miscellaneous.

                           a. Upon the effectiveness of this Amendment, Consent and Waiver, each reference in the Agreement to this Agreement, hereunder, herein, hereof or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment, Consent and Waiver.

                           b. Upon the effectiveness of this Amendment, Consent and Waiver, each reference in the Loan Documents to the Agreement, thereunder, therein, thereof or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment, Consent and Waiver.

                           c. This Amendment, Consent and Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment, Consent and Waiver by signing any such counterpart. Delivery of an executed counterpart of this Amendment, Consent and Waiver by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment, Consent and Waiver.





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                           Any party delivering an executed counterpart of this
                           Amendment, Consent and Waiver by telefacsimile also shall deliver a manually executed counterpart of this Amendment, Consent and Waiver but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment, Consent and Waiver.


                           d.       The parties hereto agree that the
                           transactions contemplated by the Recapitalization Agreement, including, without limitation, the repurchasing of all or a portion of the Senior Notes in accordance therewith, do not constitute transactions governed by the Side Letter and (i) no further consent or approval by any Agent or Lender shall be required and (ii) no fees or other obligations of any Obligor shall be due and payable, under the terms of the Side Letter as a result thereof.





                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]






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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed as of the date first written above.

                                                 DEVX ENERGY, INC., formerly known as Queen Sand
                                                 Resources, Inc., a Delaware corporation


                                                 By:
                                                      ----------------------------------------------
                                                      Robert P. Lindsay
                                                      Chief Operating Officer


                                                 DEVX ENERGY, INC., formerly known as Queen Sand
                                                 Resources, Inc., a Nevada corporation


                                                 By:
                                                      ----------------------------------------------
                                                      Robert P. Lindsay
                                                      Chief Operating Officer

                                                 Address for Notices for DEVX and the Borrower:

                                                 DevX Energy, Inc.
                                                 13760 Noel Road, Suite 1030
                                                 Dallas, Texas 75240
                                                 Attention: Mr. William W. Lesikar
                                                 Telephone: (972) 383-8258
                                                 Facsimile: (972) 233-9575

                                                 with a copy to:

                                                 DevX Energy, Inc.
                                                 30 Metcalfe Street
                                                 Ottawa, Canada KIP 5L4
                                                 Attention: Mr. Brian J. Barr
                                                 Telephone: (613) 230-7211
                                                 Facsimile: (613) 230-6055

                                                 And

                                                 Haynes & Boone LLP
                                                 1600 North Collins Boulevard, Suite 200
                                                 Richardson, Texas 75080
                                                 Attention: Mr. William L. Boeing
                                                 Telephone: (972) 680-7553
                                                 Facsimile: (972) 692-9053




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
COLLATERAL AGENT:                                ABLECO FINANCE LLC, as Collateral Agent


                                                 By:
                                                      ----------------------------------------------
                                                      Kevin P. Genda
                                                      Senior Vice President and
                                                      Chief Credit Officer

                                                 Address for Notices:

                                                 450 Park Avenue.
                                                 New York, New York 10022
                                                 Attention: Kevin P. Genda
                                                 Telephone: (212) 891-2117
                                                 Facsimile: (212) 755-3009

                                                 with a copy to:

                                                 BROBECK PHLEGER & HARRISON LLP
                                                 550 South Hope Street, Suite 2100
                                                 Los Angeles, California 90071
                                                 Telephone: (213) 489-4060
                                                 Facsimile: (213) 745-3345
                                                 Attention: John Francis Hilson, Esq.


ADMINISTRATIVE AGENT:                            FOOTHILL CAPITAL CORPORATION


                                                 By:
                                                      ----------------------------------------------

                                                      ----------------------------------------------

                                                      ----------------------------------------------



                                                 Address for Notices:

                                                 11111 Santa Monica Boulevard
                                                 Los Angeles, California 90025
                                                 Attention: Business Finance Division Manager
                                                 Telephone: (310) 996-7000
                                                 Facsimile: (310) 478-9788





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
LENDER:                                          ABLECO FINANCE LLC



                                                 By:
                                                      ----------------------------------------------
                                                      Kevin P. Genda
                                                      Senior Vice President and
                                                      Chief Credit Officer


LENDER:                                          FOOTHILL CAPITAL CORPORATION

                                                 By:
                                                      ----------------------------------------------

                                                 Name:
                                                      ----------------------------------------------

                                                 Title:
                                                      ----------------------------------------------




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                                   EXHIBIT D
                           Reaffirmation and Consent


                  All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment Number Four and Consent and Waiver to Credit Agreement, dated as of October 24, 2000 (the "Amendment, Consent and Waiver"). Each of the undersigned hereby (a) represents and warrants to the Agents and the Lenders that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the transactions contemplated by the Recapitalization Agreement and the amendment of the Agreement by the Amendment, Consent and Waiver; (c) acknowledges and reaffirms its obligations owing to the Agents and the Lenders under its respective Second Amended and Restated Guaranty Agreement dated as of October 22, 1999 (each a "Guaranty", and collectively, the "Guaranties") and any other Loan Documents to which it is party; and (d) agrees that the Guaranty and any other Loan Documents to which it is a party are and shall remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Agents and the Lenders have no obligation to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty. This Reaffirmation and Consent may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Reaffirmation and Consent. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by internal laws of the State of New York as more fully set forth in
Section 5.04 of the Guaranties.



                           DEVX ENERGY, INC., formerly known as Queen Sand Resources, Inc., a Delaware corporation


                           By:
                                -----------------------------------------------
                                Robert P. Lindsay
                                Vice President




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                             DEVX Operating Company, formerly known as
                             Queen Sand Operating Co., a Nevada corporation


                             By:
                                 ---------------------------------------------
                                 Robert P. Lindsay
                                 Vice President


                             CORRIDA RESOURCES, INC.,
                             a Nevada corporation


                             By:
                                 ---------------------------------------------
                                 Robert P. Lindsay
                                 Vice President




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